UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 9, 2007

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                  0-21696              22-3106987
  (State or other jurisdiction     (Commission         (I.R.S. Employer
       of incorporation)           File Number)       Identification No.)


         26 Landsdowne Street, Cambridge, Massachusetts    02139
         (Address of principal executive offices)        (Zip Code)

         Registrant's telephone number, including area code: (617) 494-0400

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

     In a press release dated July 9, 2007, ARIAD Pharmaceuticals, Inc. ("ARIAD") announced that Judge Rya W. Zobel of the United States District Court for the District of Massachusetts has found in favor of ARIAD and its co-plaintiffs in their lawsuit against Eli Lilly and Company ("Lilly") alleging infringement of the plaintiffs' pioneering U.S patent covering methods of treating human disease by regulating NF-(kappa)B cell-signaling activity. The Judge's opinion found that the patent is valid and enforceable and that judgment may be entered for the plaintiffs in accordance with the verdict of the jury and the Court's findings of fact and conclusions of law.

     ARIAD also announced today that the U.S. Patent and Trademark Office issued a final Office action in its reexamination of the NF-(kappa)B patent (U.S. Patent No. 6,410,516) and rejected the patentability of certain claims of the patent, including those claims being asserted in the Lilly lawsuit and a separate lawsuit against Amgen, Inc. and Wyeth. ARIAD plans to respond to this Office action promptly and, if necessary, appeal the decision through all appropriate means of review within the Patent Office and the courts. The NF-(kappa)B patent remains valid and enforceable through the appeals process. The Company estimates that the entire appeals process relating to the reexamination may take approximately two years, or longer.

     A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item
     8.01 of this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

          (c) The following exhibits are filed with this report

              Exhibit
              Number       Description
              ------       -----------
              99.1         Press release dated July 9, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ARIAD Pharmaceuticals, Inc.



                                By: /s/ Edward M. Fitzgerald
                                    ---------------------------------------
                                    Edward M. Fitzgerald
                                    Senior Vice President, Finance and Corporate
                                    Operations, Chief Financial Officer

Date: July 9, 2007

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number        Description
------        -----------
99.1          Press release dated July 9, 2007